EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Supplement to Prospectus dated January 1, 2016

1.

The following replaces “Fees and Expenses of the Fund” under “Fund Summary”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 15 of the Fund's Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I	Class R
Management Fees(2)	0.94%	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses	0.15%	0.16%	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.34%	2.10%	2.09%	1.09%	1.59%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and Worldwide Health Sciences Portfolio (the “Portfolio”), the Fund’s master Portfolio.

(2)

“Management Fees” reflect a reduction in fees pursuant to a new investment advisory agreement effective July 1, 2016, and “Management Fees” have been restated to reflect the fees as if the Portfolio’s new agreement was in effect for the Fund’s fiscal year ended August 31, 2015.  A performance fee adjustment increased the effective rate of the asset-based investment advisory fee of 0.68% by 0.11% for the most recent fiscal year ended August 31, 2015.  See page 10 of the Fund's Prospectus for more information about the calculation of the performance fee adjustment.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$704	$975	$1,267	$2,095	$704	$975	$1,267	$2,095
Class B shares	$713	$1,058	$1,329	$2,237	$213	$658	$1,129	$2,237
Class C shares	$312	$655	$1,124	$2,421	$212	$655	$1,124	$2,421
Class I shares	$111	$347	$601	$1,329	$111	$347	$601	$1,329
Class R shares	$162	$502	$866	$1,889	$162	$502	$866	$1,889

2.

The following replaces “Management” under “Fund Summary”:

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Investment Sub-Advisers

Eaton Vance Management (International) Limited (“EVMI”).

OrbiMed Advisors LLC (“OrbiMed”).

Portfolio Managers

Jason Kritzer, CFA, Vice President of Eaton Vance, has managed the Fund since July 2016.

Samantha Pandolfi, CFA, Vice President of EVMI, has managed the Fund since July 2016.

3.

The following replaces “Management and Organization”:

Management.  Eaton Vance Management (“Eaton Vance”), Two International Place, Boston, MA  02110, serves as the investment adviser and manages the Portfolio investments.  Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. and has been managing assets since 1924 and managing mutual funds since 1931.  Eaton Vance and its affiliates currently manage over $315 billion on behalf of mutual funds, institutional clients and individuals.  Pursuant to a sub-advisory agreement, Eaton Vance has delegated a portion of the investment management of the Portfolio to Eaton Vance Management (International) Limited (“EVMI”), 125 Old Broad Street, London, United Kingdom, EC2N 1AR, a registered investment adviser.  Pursuant to a research support agreement, Eaton Vance has engaged OrbiMed Advisors LLC (“OrbiMed”), a registered investment adviser, 601 Lexington Avenue, 54th Floor, New York, NY 10022-4629, as an investment sub-adviser to the Portfolio providing research services to Eaton Vance with respect to the Portfolio’s investment program.  Eaton Vance pays EVMI and OrbiMed a portion of its advisory fee for sub-advisory services provided to the Portfolio.

Effective July 1, 2016, Eaton Vance receives a monthly asset-based investment advisory fee from the Fund as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.775%
$500 million but less than $1 billion	0.690%
$1 billion but less than $1.5 billion	0.620%
$1.5 billion but less than $2 billion	0.560%
$2 billion but less than $2.5 billion	0.500%
$2.5 billion and over	0.480%

Effective July 1, 2016, Eaton Vance has contractually agreed to reimburse expenses to the extent they exceed 1.25% for Class A shares, 2.00% for Class B and Class C shares, 1.00% for Class I shares and 1.50% for Class R shares of the Fund, before the application of the performance adjustment to the investment advisory fee.  The expense reimbursement continues in effect through December 31, 2017.

Prior to July 1, 2016, OrbiMed served as investment adviser to the Portfolio and received a monthly asset-based investment advisory fee from the Fund as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.50%
$500 million but less than $1 billion	0.47%
$1 billion but less than $1.5 billion	0.43%
$1.5 billion but less than $2 billion	0.40%
$2 billion but less than $2.5 billion	0.37%
$2.5 billion and over	0.33%

Effective July 1, 2016, Eaton Vance may receive a performance-based upward or downward adjustment to the asset-based investment advisory fee of up to 0.15% (annually) of the average daily net assets of the Portfolio during the performance measurement period depending upon whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over the same period.

Prior to July 1, 2016, OrbiMed was entitled to the entire performance adjustment.  For the first three years of the term of the research support agreement with OrbiMed, Eaton Vance will pay to OrbiMed a portion of the performance adjustment paid to Eaton Vance under the advisory agreement.  For the fiscal year ended August 31, 2015, the annual effective rate of the investment advisory fee, including the upward performance adjustment, based on average daily net assets of the Portfolio was 0.57%.

The Fund’s annual report covering the fiscal period ended August 31 provides information regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory and sub-advisory agreements.

The Portfolio is managed by Jason Kritzer and Samantha Pandolfi.  Mr. Kritzer has served as a portfolio manager since July 2016 and is a Vice President of Eaton Vance.  Prior to joining Eaton Vance in 2012, Mr. Kritzer was a director and equity analyst at BlackRock Investments covering healthcare industries since 2006.  Ms. Pandolfi has served as a portfolio

2

manager since July 2016 and is a Vice President of EVMI.  Prior to joining EVMI in November 2015, Ms. Pandolfi was a portfolio manager and Research Analyst with Goldman Sachs Asset Management over her fifteen year tenure (2000-2015).

The Statement of Additional Information provides additional information about the portfolio managers, including information about compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of Fund shares.

Pursuant to an Amended and Restated Administrative Services Agreement, Eaton Vance receives a monthly fee from the Fund for administrative services of 0.15% annually of average daily net assets.  For the fiscal year ended August 31, 2015, the administration fee amounted to 0.15% of the average daily net assets of the Fund.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to the lesser of $2.5 million or its actual expenses incurred in performing such services.

July 1, 2016	22360 7.1.16

3

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Supplement to Statement of Additional Information dated January 1, 2016

1.

The following replaces “Principal Officers who are not Trustees” under “Management and Organization”:

Principal Officers who are not Trustees
Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
PAYSON F. SWAFFIELD 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 148 registered investment companies managed by Eaton Vance or BMR.
EDWARD J. PERKIN 1972	President of the Portfolio	Since 2016

Chief Equity Investment Officer and Vice President of Eaton Vance and BMR since 2014.  Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014).  Officer of 4 registered investment companies managed by Eaton Vance or BMR.

MAUREEN A. GEMMA 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of Eaton Vance and BMR. Officer of 174 registered investment companies managed by Eaton Vance or BMR.
JAMES F. KIRCHNER 1967	Treasurer	Since 2013	Vice President of Eaton Vance and BMR. Officer of 174 registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 1953	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 174 registered investment companies managed by Eaton Vance or BMR.

2.

The following replaces “Investment Advisory Services.” under “Investment Advisory and Administrative Services”:

Investment Advisory Services.  Effective July 1, 2016, the Portfolio has engaged Eaton Vance as its investment adviser.  Prior to July 1, 2016, OrbiMed Advisors LLC (“OrbiMed”) was the Portfolio’s investment adviser.  As investment adviser to the Portfolio, the adviser manages the Portfolio’s investments and provides related office facilities and personnel, subject to the supervision of the Board of Trustees of the Portfolio.  The investment adviser is also responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions.

For a description of the current asset-based investment advisory fee rate that the Portfolio pays Eaton Vance, see the Prospectus.  Eaton Vance may receive a performance-based upward or downward adjustment to the asset-based investment advisory fee, a portion of which may be paid to OrbiMed, as described herein.

Effective August 1, 2011, the performance fee adjustment to the asset-based investment advisory fee of the Portfolio is as follows: the asset-based investment advisory fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over the same period, except during the transition period.  The transition period commenced on August 1, 2011 and will be the blended record of (i) the S&P 500 Index for the period prior to August 1, 2011 and (ii) the MSCI World Health Care Index for the period after August 1, 2011.  Each percentage point difference is multiplied by a performance adjustment rate of 0.015%.  The maximum adjustment plus/minus is 0.15%.  One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Portfolio over the entire performance period.  This adjustment shall be based on a rolling period of up to and including the most recent 36 months.  Portfolio performance shall be measured by total return as computed under Rule 482 under the 1933 Act.

Eaton Vance will pay to OrbiMed, over the first three years of the term of the research support agreement with OrbiMed, a portion of the performance adjustment paid to Eaton Vance pursuant to the investment advisory agreement based on the aggregate “in-the-money” amount of relative performance of the Portfolio attributable to OrbiMed’s tenure as investment adviser of the Portfolio.  By way of example, if the performance of the Portfolio achieved during OrbiMed’s tenure as investment adviser accounts for 90% of the outperformance for a given 36-month performance measurement period, OrbiMed would receive 90% of the performance adjustment paid by the Portfolio with respect to such performance measurement period. If there is no performance adjustment paid by the Portfolio for a given measurement period, OrbiMed would receive no performance adjustment (regardless of OrbiMed's past performance). If the performance adjustment is paid (versus received) by Eaton Vance for a given performance measurement period, OrbiMed would participate in payments made, proportional to the contribution of OrbiMed's tenure as investment adviser to the aggregate underperformance over such performance measurement period. After the initial three-year term of the research support agreement, OrbiMed will not participate in performance adjustments received or paid by Eaton Vance.

The following table sets forth the net assets of the Portfolio and the advisory fees during the three fiscal years ended August 31, 2015.

	Advisory Fee for Fiscal Years Ended*
Net Assets at August 31, 2015	August 31, 2015	August 31, 2014	August 31, 2013
$1,778,863,758	$9,650,762	$7,150,585	$4,440,859

*

For the fiscal years ended August 31, 2015 and August 31, 2014, the investment advisory fee included an upward performance adjustment of $1,831,391 and $920,722, respectively.  For the fiscal year ended August 31, 2013, the investment advisory fee was net of a downward performance adjustment of $635,825.

Each Investment Advisory Agreement, Investment Sub-Advisory Agreement and Research Support Agreement with the investment adviser or sub-adviser continues in effect from year to year (except that the Research Support Agreement continues in effect for a term of five years) so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio.  Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of either party (except that Eaton Vance may only terminate the Research Support Agreement as described therein), or by vote of the majority of the outstanding voting securities of the Portfolio, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser may render services to others.  Each Agreement also provides that the investment adviser or sub-adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Eaton Vance and OrbiMed have entered into a separate exclusivity agreement pursuant to which OrbiMed will receive an annual fee from Eaton Vance. Under the exclusivity agreement, OrbiMed will not serve as an investment adviser or sub-adviser, or as a research support provider to an investment adviser or sub-adviser, to any other open-end investment company registered with the SEC that follows a broad healthcare investment strategy similar to that of the Portfolio other than to Eaton Vance or its affiliates without Eaton Vance’s consent. The exclusivity agreement will remain in effect for the term of the Research Support Agreement.

3.

The following replaces “Administrative Services.” under “Investment Advisory and Administrative Services”:

Administrative Services.  Eaton Vance is responsible for the administration, compliance and oversight of the Portfolio and provides administrative services to the Fund.  Pursuant to an Amended and Restated Administrative Services agreement, Eaton Vance receives a monthly fee from the Fund for administrative services of 0.15% annually of average daily net assets.  Prior to July 1, 2016, Eaton Vance also received a monthly management fee from the Portfolio pursuant to a Management Agreement as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.375%
$500 million but less than $1 billion	0.320%
$1 billion but less than $1.5 billion	0.290%
$1.5 billion but less than $2 billion	0.260%
$2 billion but less than $2.5 billion	0.230%
$2.5 billion and over	0.200%

For the fiscal year ended August 31, 2015, the management fee was equivalent to 0.32% of the average daily net assets of the Portfolio.

As of August 31, 2015, the Portfolio had net assets of $1,778,863,758.  For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the management fee amounted to $5,457,280, $4,405,605 and $3,627,770, respectively, which was equivalent to 0.32%, 0.33% and 0.34%, respectively, of the Portfolio’s average daily net assets.

As of August 31, 2015, the Fund had net assets of $1,775,307,103.  For the fiscal years ended August 31, 2015, August

31, 2014 and August 31, 2013, the administration fee amounted to $2,551,576, $1,974,736 and $1,570,531, respectively, which was equivalent to 0.15%, 0.15% and 0.15%, respectively, of the Fund’s average daily net assets.

Eaton Vance’s Amended and Restated Administrative Services Agreement with the Fund continues in effect from year to year so long as such continuance is approved at least annually (i) by the Trustees of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Trust, Portfolio or Eaton Vance.  The agreement may be terminated at any time without penalty on sixty day’s written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund.  The agreement will terminate automatically in the event of its assignment.  The agreement provides that, in the absence of Eaton Vance’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such contract or agreement, Eaton Vance will not be liable to the Fund for any loss incurred.

4.

The following is added to “Investment Advisory and Administrative Services”:

Information About EVMI.  EVMI provides investment advice to institutional clients and pooled investment vehicles.  EVMI was originally organized in 2001.  As of December 31, 2015, EVMI’s assets under management totaled $6.4 billion.

5.

The following replaces “Portfolio Managers.” Under “Investment Advisory and Administrative Services”:

Portfolio Managers.  The portfolio managers of the Portfolio are listed below.   The following table shows, as of May 31, 2016, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Jason Kritzer*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Samantha Pandolfi
Registered Investment Companies	1	$3.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
*Mr. Kritzer became a portfolio manager effective July 1, 2016.

The following table shows the dollar range of equity securities beneficially owned in the Fund by its portfolio manager(s) as of May 31, 2016 and in the Eaton Vance family of funds as of December 31, 2015. Interests in the Portfolio cannot be purchased by a portfolio manager.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Jason Kritzer	None	$100,001 - $500,000
Samantha Pandolfi	None	None

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Portfolio’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises.  In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio.  In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.  The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for Eaton Vance and EVMI.  Compensation of the investment adviser's and sub-adviser's (collectively as used herein, the “investment adviser”) portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock.  The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the investment adviser’s employees.  Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation.  The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below).  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance.  Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk).  Performance is normally based on periods ending on the September 30th preceding fiscal year end.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark.  The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.  For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes.  For other funds, performance is evaluated on a pre-tax basis.  For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company.  The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income.  While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein.  For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

6.

The following replaces Appendix G:

EATON VANCE MANAGEMENT

BOSTON MANAGEMENT AND RESEARCH

EATON VANCE INVESTMENT COUNSEL

EATON VANCE TRUST COMPANY

EATON VANCE MANAGEMENT (INTERNATIONAL) LIMITED

PROXY VOTING POLICIES AND PROCEDURES

I.  Introduction

Eaton Vance Management, Boston Management and Research, Eaton Vance Investment Counsel, Eaton Vance Management (International) Limited and Eaton Vance Trust Company (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures.  These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client.  In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser has established guidelines (“Guidelines”) as described below and generally will utilize such Guidelines in voting proxies on behalf of its clients.  The Guidelines are largely based on those developed by the Agent (defined below) but also reflect input from the Global Proxy Group (defined below) and other Adviser investment professionals and are believed to be consistent with the views of the Adviser on the various types of proxy proposals.  These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.  The Guidelines provide a framework for analysis and decision making but do not address all potential issues.

Except as noted below, each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.  The Agent is currently Institutional Shareholder Services Inc.  Where applicable, proxies will be voted in accordance with client-specific guidelines or, in the case of an Eaton Vance Fund that is sub-advised, pursuant to the sub-adviser’s proxy voting policies and procedures.  Although an Adviser retains the services of the Agent for research and voting recommendations, the Adviser remains responsible for proxy voting decisions.

III.  Roles and Responsibilities

A.  Proxy Administrator

The Proxy Administrator and/or her designee coordinate the consideration of proxies referred back to the Adviser by the Agent, and otherwise administers these Procedures.  In the Proxy Administrator’s absence, another employee of the Adviser may perform the Proxy Administrator’s responsibilities as deemed appropriate by the Global Proxy Group. The Proxy Administrator also may designate another employee to perform certain of the Proxy Administrator’s duties hereunder, subject to the oversight of the Proxy Administrator.

B.  Agent

The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  Each Adviser shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent.  The Agent shall vote and/or refer all proxies in accordance with the Guidelines.  The Agent shall retain a record of all proxy votes handled by the Agent.  With respect to each Eaton Vance Fund memorialized therein, such record must reflect all of the information required to be disclosed in the Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, to the extent applicable.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.   Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.  The Advisers are responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014).  Such oversight currently may include one or more of the following:

•

periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);

•

periodic review of a sample of ballots for accuracy and correct application of the Guidelines;

•

periodic meetings with Agent’s client services team;

•

periodic in-person and/or web-based due diligence meetings;

•

receipt and review of annual certifications received from the Agent; and/or

•

annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests.

C.  Global Proxy Group

The Adviser shall establish a Global Proxy Group which is responsible for establishing the Guidelines (described below) and reviewing such Guidelines at least annually.  The Global Proxy Group shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of the Adviser or the Agent as described below.

The members of the Global Proxy Group shall include the Chief Equity Investment Officer of Eaton Vance Management (“EVM”) and selected members of the Equity Departments of EVM and Eaton Vance Management (International) Limited (“EVMI”) and EVM’s Global Income Department.  The Proxy Administrator is not a voting member of the Global Proxy Group.  Members of the Global Proxy Group may be changed from time to time at the Advisers’ discretion.  Matters that require the approval of the Global Proxy Group may be acted upon by its member(s) available to consider the matter.

IV.  Proxy Voting

A.  The Guidelines

The Global Proxy Group shall establish recommendations for the manner in which proxy proposals shall be voted (the “Guidelines”).  The Guidelines shall identify when ballots for specific types of proxy proposals shall be voted(1) or referred to the Adviser.  The Guidelines shall address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and other proposals affecting shareholder rights.  In determining the Guidelines, the Global Proxy Group considers the recommendations of the Agent as well as input from the Advisers’ portfolio managers and analysts and/or other internally developed or third party research.

The Global Proxy Group shall review the Guidelines at least annually and, in connection with proxies to be voted on behalf of the Eaton Vance Funds, the Adviser will submit amendments to the Guidelines to the Fund Boards each year for approval.

With respect to the types of proxy proposals listed below, the Guidelines will generally provide as follows:

1.  Proposals Regarding Mergers and Corporate Restructurings/Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee for all proposals relating to Mergers and Corporate Restructurings.

2.  Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

3.  Proposals Regarding Proxy Contests

The Agent shall be directed to refer contested proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee.

4.  Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

Interpretation and application of the Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer or the Adviser may be or become subject. The Guidelines generally relate to the types of proposals that are most frequently presented in proxy statements to shareholders.  In certain circumstances, an Adviser may determine to vote contrary to the Guidelines subject to the voting procedures set forth below.

B.  Voting Procedures

Except as noted in Section V below, the Proxy Administrator and/or her designee shall instruct the Agent to vote proxies as follows:

1.  Vote in Accordance with Guidelines

If the Guidelines prescribe the manner in which the proxy is to be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2.  Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) the Guidelines state that the proxy shall be referred to the Adviser to determine the manner in which it should be voted or (ii) a proxy is received for a proposal for which there is no Guideline, the Proxy Administrator and/or her designee shall consult with the analyst(s) covering the company subject to the proxy proposal and shall instruct the Agent to vote in accordance with the determination of the analyst. The Proxy Administrator and/or her designee will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter.  Where more than one analyst covers a particular company and the recommendations of such analysts for voting a proposal subject to this Section IV.B.2 conflict, the Global Proxy Group shall review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for clients (including Funds).

3.  Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event an analyst with respect to companies within his or her coverage area may recommend a vote contrary to the Guidelines, the Proxy Administrator and/or her designee will provide the Global Proxy Group with the Agent’s recommendation for the Proposal along with any other relevant materials, including a description of the basis for the analyst’s recommendation via email and the Proxy Administrator and/or her designee will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group.  The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast on behalf of the Eaton Vance Funds contrary to the Guidelines, and shall do so quarterly.  A similar process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

4.  Do Not Cast a Vote

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.  In addition, the Advisers may determine not to vote (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); or (iii) in markets in which shareholders' rights are limited, and the Adviser is unable to timely access ballots or other proxy information.  Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C.  Securities on Loan

When a fund client participates in the lending of its securities and the securities are on loan at the record date for a shareholder meeting, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted.  In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the Adviser will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent.  The Adviser shall instruct the fund’s security lending agent to refrain from lending the full position of any security held by a fund to ensure that the Adviser receives notice of proxy proposals impacting the loaned security.

V.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

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A copy of the Advisers’ proxy voting policies and procedures;

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Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

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A record of each vote cast;

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A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

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Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Notwithstanding anything contained in this Section V, Eaton Vance Trust Company shall maintain records relating to the proxies it votes on behalf of its clients in accordance with laws and regulations applicable to it and its activities.  In addition, EVMI shall maintain records relating to the proxies it votes on behalf of its clients in accordance with UK law.

VI.  Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.  Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.  Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

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Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds).   Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

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A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

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The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”).  If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group.

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If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Global Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

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If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will then determine if a material conflict of interest exists between the relevant Adviser and its clients (in consultation with the Legal and Compliance Department if needed).  If the Global Proxy Group determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

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The client, in the case of an individual, corporate, institutional or benefit plan client;

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In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

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The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests.   In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data.  The Advisers shall review such information on a monthly basis.  The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator.  Any such proxy referred by the Agent shall be referred to the Global Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation.  The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Global Proxy Group.

(1)

The Guidelines will prescribe how a proposal shall be voted or provide factors to be considered on a case-by-case basis by the Agent in recommending a vote pursuant to the Guidelines.

July 1, 2016	7.1.16